AMENDMENT NO. 1 TO
EXECUTIVE EMPLOYMENT AGREEMENT

THIS AMENDMENT NO. 1 TO EXECUTIVE EMPLOYMENT AGREEMENT (this “Amendment”) is made and entered into as of March 26, 2010 between Energy and Power Solutions, Inc., a Delaware corporation (the “Company”) and Shiva Subramanya (“Executive”).

RECITALS

WHEREAS, the Company and Executive previously entered into that certain Executive Employment Agreement dated as of April 17, 2009 (the “Agreement”).

WHEREAS, the Company and Executive desire to amend and modify certain provisions of the Agreement as provided herein, effective as of the date hereof.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.             Position and Duties.  The first sentence of Section 3 of the Agreement is hereby amended and restated as follows:

“EPS will continue to employ Executive as Executive Vice President for EPS.”

2.            Ratification and Incorporation of Executive Employment Agreement.  Except as expressly amended hereby, all the terms, conditions and provisions of the Agreement shall remain in full force and effect.  This Amendment shall form a part of the Agreement for all purposes.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on and as of the day and year first written above.

COMPANY:

ENERGY AND POWER SOLUTIONS, INC.

By:  /s/ Jay Zoellner
Name:  Jay Zoellner
Title:  President and CEO

EXECUTIVE:

/s/ Shiva Subramanya
Name:  Shiva Subramanya